Exhibit 10.1

ENTRAVISION COMMUNICATIONS CORPORATION

$400,000,000

8.750% Senior Secured First Lien Notes due 2017

Purchase Agreement

July 22, 2010

Citigroup Global Markets Inc.

as Representative of the several Initial Purchasers

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Entravision Communications Corporation, a corporation organized under the laws of Delaware (the “Company”), proposes to issue and sell to the several parties named in Schedule I hereto (the “Initial Purchasers”), for whom you (the “Representative”) are acting as representative, $400,000,000 aggregate principal amount of its 8.750% Senior Secured First Lien Notes due 2017 (the “Notes”). The Notes will have the benefit of a registration rights agreement (the “Registration Rights Agreement”) to be dated as of the Closing Date (as defined below), among the Company, the entities listed on Schedule III hereto (each a “Guarantor,” and collectively, together with any subsidiary of the Company formed or acquired after the Closing Date that executes an additional Guarantee in accordance with the terms of the Indenture (as defined below), and their respective successors and assigns, the “Guarantors”), and the Representative, pursuant to which the Company will agree to register the Securities (as defined below) under the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder (the “Act”) subject to the terms and conditions therein specified. The Notes are to be issued under an indenture (the “Indenture”), to be dated as of the Closing Date, among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The payment of Notes will be fully and unconditionally guaranteed on a senior secured basis (the “Guarantees,” and together with the Notes, the “Securities”), jointly and severally, by each of the Guarantors. The Guarantees will be set forth in the Indenture. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 21 hereof.

Pursuant to the Security Documents (as defined in the Indenture) to be entered into among the Company, the Guarantors and the Trustee on the Closing Date, the obligations of the Company under the Securities and of each Guarantor under its Guarantee will be secured by Priority Liens (as defined in the Indenture), on a first priority basis, over substantially all assets of the Company and the Guarantors, subject to certain exceptions (all assets subject to the Priority Liens, hereinafter collectively referred to as the “Collateral”). The Collateral will also be pledged to General Electric Capital Corporation, as agent (the “Collateral Trustee”), for the benefit of the lenders under the New Credit Facility, to be dated as of the Closing Date (the “New Credit Facility”), among the Collateral Trustee and the Company and certain of its subsidiaries as borrowers, as holders of the senior priority liens, and will be granted to the Trustee for the benefit of the holders of the Securities as holders of Priority Liens. On the Closing Date, the Trustee will enter into a collateral trust and intercreditor agreement (the “Intercreditor Agreement”) with the Company, the guarantors from time to time party thereto, General Electric Capital Corporation, as administrative agent, the other senior representatives from time to time party thereto and the Collateral Trustee with respect to the Collateral.

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated July 19, 2010 (as amended or supplemented at the date thereof, including any and all exhibits thereto and any information incorporated by reference therein, the “Preliminary Memorandum”), and a final offering memorandum, dated July 22, 2010 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the “Final Memorandum”). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Disclosure Package, the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms “amend”, “amendment” or “supplement” with respect to the Disclosure Package, the Preliminary Memorandum and the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time that is incorporated by reference therein.

1. Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, each Initial Purchaser as set forth below in this Section 1:

(a) The Disclosure Package, as of the Execution Time, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Final Memorandum, at the date thereof, on the Closing Date and on any settlement date did not and will not (and any amendment or supplement thereto, at the date thereof, at the Closing Date and on any settlement date will not) contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Guarantors make any representation or warranty as to the information contained in or omitted from the Disclosure Package or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representative expressly for inclusion therein, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 8(b) hereof. The Disclosure Package contains, and the Final Memorandum will contain, all the information specified in, and meeting the requirements of, Rule 144A. The Company has not distributed and will not distribute, prior to the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Disclosure Package and the Final Memorandum. No order preventing the use of the Preliminary Memorandum or the Final Memorandum, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued or, to the knowledge of the Company, has been threatened by the Commission or any other regulatory authority.

(b) Neither the Company nor any Guarantor has prepared, made, used, authorized, approved or distributed or will prepare, make, use, authorize, approve or distribute any written communication (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities other than (i) the Disclosure Package, (ii) the Final Memorandum, (iii) any electronic road show or other written communications, and (iv) any other written communication approved in writing in advance by the Representative, in each case used in accordance with Section 5(c). Each such communication by the Company, the Guarantors or their agents and representatives pursuant to clauses (iii) and (iv) of the preceding sentence (each, an “Issuer Additional Written Communication”), when taken together with the Disclosure Package, did not at the Execution Time, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from each such Issuer Additional Written Communication made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representative expressly for use in any Issuer Additional Written Communication, it being understood and agreed that the only such information furnished by or on behalf of any Initial Purchaser consists of the information described as such in Section 8(b) hereof.

(c) Each of the documents incorporated by reference into the Preliminary Memorandum and Final Memorandum, at the time it was or hereafter is filed with the Commission, complied or will comply, as applicable, in all material respects with the requirements of the Exchange Act. Each such document, when taken together with the Disclosure Package, did not at the Execution Time, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(e) None of the Company, its Affiliates (as defined in Rule 144 under the Act), or any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy, any security under circumstances that would require the registration of the Securities under the Act, it being understood that the Company and the Guarantors make no representation, warranty or agreement in this paragraph (e) regarding the conduct of the Initial Purchasers.

(f) None of the Company, its Affiliates, or any person (other than any Initial Purchaser) acting on its or their behalf has: (i) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities or (ii) engaged in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and each of the Company, its Affiliates and each person acting on its or their behalf has complied with the offering restrictions requirement of Regulation S, it being understood that the Company and the Guarantors make no representation, warranty or agreement in this paragraph (f) regarding the conduct of the Initial Purchasers.

(g) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

(h) No registration under the Act of the Securities is required for the offer and sale of the Securities to or by the Initial Purchasers in the manner contemplated herein, including in Section 4 of this Agreement, the Disclosure Package and the Final Memorandum.

(i) Except as will be set forth in the Registration Rights Agreement or as otherwise described in the Disclosure Package and the Final Memorandum, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company.

(j) The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(k) Neither the Company nor any Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Memorandum will be, an “investment company” as defined in the Investment Company Act.

(l) The Company has not taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(m) Each of the Company and its subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate, partnership or limited liability company, as applicable, power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Disclosure Package and the Final Memorandum, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification, except to the extent the failure to so qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect.

(n) All the outstanding shares of capital stock of the Company and each subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Disclosure Package and the Final Memorandum, all outstanding shares of capital stock of the subsidiaries are owned by the Company, directly or through wholly owned subsidiaries, free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance.

(o) The statements in the Preliminary Memorandum and the Final Memorandum under the headings “Certain U.S. Federal Income Tax Considerations” and “Description of the Notes” fairly summarize the matters therein described.

(p) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors; on the Closing Date, the Registration Rights Agreement will have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Representative, will constitute a valid and legally binding instrument enforceable against the Company and each of the Guarantors in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws relating to or affecting creditors’ rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law)); on the Closing Date, the Indenture will have been duly authorized by the Company and each Guarantor and, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a legal, valid, binding instrument enforceable against the Company and each Guarantor in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law)); and the Notes have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law)).

(q) On the Closing Date, the notes to be offered in exchange for the Notes pursuant to the Registration Rights Agreement (the “Exchange Notes” and, collectively with the Guarantees attached thereto, the “Exchange Securities”) will have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture and the Registration Rights Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law)); and the Exchange Securities will conform to the descriptions thereof in the Disclosure Package and the Final Memorandum.

(r) The Guarantees of the Notes on the Closing Date and the Guarantees of the Exchange Notes when issued will be in the respective forms contemplated by the Indenture and have been duly authorized for issuance pursuant to this Agreement and the Indenture; the Guarantees of the Notes, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and issued and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding agreements of the Guarantors; and, when the Exchange Notes have been authenticated in the manner provided for in the Indenture and issued and delivered in accordance with the Registration Rights Agreement, the Guarantees of the Exchange Notes will constitute valid and binding agreements of the Guarantors, in each case, enforceable in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law)).

(s) The New Credit Facility has been duly and validly authorized by the Company and the Guarantors and, when duly executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the lenders thereto) and the Guarantors, will constitute a valid and legally binding obligation of the Company and the Guarantors, enforceable against them in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law)).

(t) On the Closing Date, the Security Documents will have been duly authorized, executed and delivered by the Company and the Guarantors (to the extent each is a party thereto), will conform to the descriptions thereof contained in the Disclosure Package and the Final Memorandum and will constitute legal, valid and binding instruments enforceable against the Company and the Guarantors (to the extent each is a party thereto) in accordance with their terms (assuming due authorization, execution and delivery by the Collateral Trustee and the Trustee and subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law)); provided that deposit account control agreements and other Security Documents might be executed and delivered after the Closing Date if the Collateral Trustee so agrees, and upon the execution and delivery of such other Security Documents, such Security Documents will constitute legal, valid and binding instruments enforceable against the Company and the Guarantors (to the extent each is a party thereto) in accordance with their terms (assuming due authorization, execution and delivery by the Collateral Trustee and the Trustee and subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law)).

(u) The Security Documents, upon their execution and delivery by the Company and the Guarantors (to the extent each is a party thereto), will create a legally valid,

enforceable and, together with the filings and other actions described in Section 1(w), continuing first priority security interest in all right, title and interest of the Company and the Guarantors in and to the Collateral under each jurisdiction of organization in favor of the Collateral Trustee for the benefit of the Trustee and the holders of the Securities, among others, in each case subject to the provisions of the Intercreditor Agreement, certain Permitted Liens (as defined in the Final Memorandum) and other exceptions set forth in the Security Documents; it being understood that the Company and the Guarantors make no representation, warranty or agreement in this paragraph (u) regarding the compliance by the Trustee, Collateral Trustee or Initial Purchasers with the laws of the jurisdiction in which such Collateral is held as to the perfection and maintenance of valid security interests therein

(v) At the Closing Date, the applicable pledging entity under each Security Document will own the relevant Collateral covered by such Security Document, free and clear of any security interest, mortgage, pledge, lien, encumbrance, equities or claim (collectively, “Liens”), except (i) for any Liens securing the Collateral for the benefit of the holders of the Securities, (ii) where such Lien would be a Permitted Lien under the terms of the Indenture, or (iii) any Liens that will be discharged at or prior to the Closing Date.

(w) The Company and each Guarantor have used their reasonable best efforts to complete all filings, registrations with any governmental or judicial office in the relevant jurisdiction of organization necessary to ensure the validity, legality and enforceability of the Security Documents and other actions necessary to perfect and protect the security interest in the Collateral to be created under the Security Documents on the Closing Date, but to the extent any such security interest cannot be perfected by such date, the Company and each Guarantors will use reasonable best efforts to have all security interests perfected to the extent required by the Security Documents promptly following the Closing Date, but in any event shall perfect such security interest no later than 120 days thereafter, and when (i) financing statements and other filings in appropriate form describing the Collateral with respect to which a security interest may be perfected by filing or recordation are filed or recorded with the appropriate governmental authority and (ii) upon the taking of possession or control by the Collateral Trustee holding such Collateral as gratuitous bailee and/or gratuitous agent on behalf of the Trustee and the holders of the Securities, of the Collateral with respect to which a security interest may be perfected only by possession or control, and the acknowledgement by the Collateral Trustee that they are holding such Collateral for the Trustee and the holders of the Securities, the Liens created by the Security Documents shall constitute fully perfected Liens on, and security interests in the Collateral to the extent such security interests can be perfected by such filing, recordation, possession or control and to the extent such matter is governed by the laws of the United States or a jurisdiction thereof, superior to and prior to the liens of all third persons other than Permitted Liens (as such term is defined in the Disclosure Package and the Final Memorandum), and except as otherwise provided for in the Security Documents.

(x) All of the capital stock or other equity interests of any corporation or other entity which is to be pledged under the Security Documents in certificated form, exists as of the date hereof and will be delivered to the Collateral Trustee on the Closing Date.

(y) No consent, approval, authorization, filing with or order of any court or governmental agency or body (including, without limitation, the FCC (as hereinafter defined)) is required in connection with the transactions contemplated herein, in the Registration Rights Agreement or in the Indenture, except such as may be required under the blue sky laws of any jurisdiction in which the Securities are offered and sold and, in the case of the Registration Rights Agreement, such as will be obtained under the Act and the Trust Indenture Act, and except such as would not affect the validity of the Securities and the ability of the Company to perform its obligations hereunder.

(z) None of the execution and delivery of this Agreement, the Indenture, the Registration Rights Agreement or the New Credit Facility, the issuance and sale of the Securities and the Exchange Securities, or the consummation of any other of the transactions contemplated herein or therein, or in the Disclosure Package and the Final Memorandum, or the fulfillment of the terms hereof or thereof will (A) conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to (i) the charter or by-laws or comparable constituting documents of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject or (iii) any statute, law, rule, regulation (including, without limitation, the Communications Act of 1934, as amended (the “Communications Act”) and the rules and regulations of the Federal Communications Commission (the “FCC”) (all such statutes, laws, rules and regulations, including the Communications Act, the “Communications Laws”)), judgment, order or decree of any court, regulatory body, administrative agency (including, without limitation, the FCC), governmental body, arbitrator or other governmental or private authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except in the case of (iii), for such breaches, violations or defaults as would not reasonably be expected to have a Material Adverse Effect and that would not affect the validity of the Securities; or (B) result in the suspension, termination or revocation of any permits, licenses, consents, exemptions, franchises, authorizations and other approvals, including, without limitation, under any applicable Communications Laws or Environmental Laws (as defined below) (each, an “Authorization”), of the Company or its subsidiaries, or any other impairment of the rights of the holder of any such Authorization with, any governmental agency or body (including without limitation, the FCC) or any court, except that a copy of any security agreements entered into by the Company or its subsidiaries under the terms of this Agreement are to be filed with the FCC within 30 days of their full execution.

(aa) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included or incorporated by reference in the Disclosure Package and the Final Memorandum present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated comply as to form with the applicable accounting requirements of Regulation S-X and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption “Summary Historical and Pro Forma Condensed Consolidated Financial Data” in the Preliminary Memorandum and the Final Memorandum fairly present, on the basis stated in the Preliminary Memorandum and the Final Memorandum, the information included or incorporated by reference therein; the pro forma financial statements included in the Disclosure Package and the Final Memorandum include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Disclosure Package and the Final Memorandum; the pro forma financial statements included in the Disclosure Package and the Final Memorandum comply as to form with the applicable accounting requirements of Regulation S-X; and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

(bb) No action, suit or proceeding by or before any court or governmental agency (including, without limitation, the FCC), authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that, if determined adversely to the Company or any of its subsidiaries, (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement, the Indenture, the Registration Rights Agreement, the New Credit Facility or the consummation of any of the transactions contemplated hereby or thereby or (ii) would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(cc) FCC Licenses.

1. All FCC licenses, permits and authorizations that are necessary for the Company and its subsidiaries to operate their respective television and radio stations (collectively, the “Stations”) as they are currently operated (individually an “FCC License” and collectively, the “FCC Licenses”) are held by the Company or its subsidiaries (the “license-holding subsidiaries”), and each of the FCC Licenses is validly issued and in full force and effect. The Stations and such FCC Licenses of the Company and its license-holding subsidiaries are listed on Schedule IV-A hereto, and each of such FCC Licenses has the expiration date indicated on Schedule IV-A.

2. The Company and the Guarantors have no knowledge of any condition imposed by the FCC as part of any FCC License, which condition is neither set forth on the face thereof as issued by the FCC, contained in an FCC order or other FCC action directed to the holder of the applicable FCC License nor contained in the Communications Laws as applicable generally to stations of the type, nature, class or location of the Station in question. Each Station has been and is being operated, except where permitted by the FCC to operate at variance, in all material respects in accordance with the terms and conditions of the FCC Licenses applicable to it and the Communications Laws.

3. Except as set forth on Schedule IV-B hereto, no proceedings are pending or to the knowledge of the Company or the Guarantors are threatened that would reasonably be expected to result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to any Station or its operations, other than any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect and proceedings affecting the television and radio broadcasting industries.

4. Except as set forth on Schedule IV-B hereto, all reports, applications and other documents required to be filed by the Company and its subsidiaries with the FCC with respect to the Stations (including, without limitation, with respect to the issuance and the sale of the Securities contemplated hereby) have heretofore been timely filed, and all such reports, applications and documents are true, correct and complete in all respects, except where the failure to make such timely filing or any inaccuracy therein would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Guarantor has knowledge of any matters that would reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition on the Company, the Guarantors or any of their respective subsidiaries of any material fines or forfeitures by the FCC, or that would reasonably be expected to result in the suspension, revocation, rescission, reversal or modification of any Station’s authorization to operate as currently authorized under the Communications Laws.

5. The Company and its license-holding subsidiaries have complied with all FCC orders and directives applicable to the Stations and operations, except as any such non-compliance would not have a Material Adverse Effect.

(dd) The agreements set forth in Schedule V include all of the network affiliation agreements between the Stations owned or operated by the Company, the Guarantors or any of their respective subsidiaries, on the one hand, and the entities listed on Schedule V, on the other hand; and such agreements have been duly authorized, executed and delivered by the Company, the respective Guarantor or the respective subsidiary and constitute valid and legally binding agreements (assuming due authorization, execution and delivery by the counterparties thereto) of the respective parties thereto (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law)).

(ee) All of the material properties, equipment and systems of the Company and its subsidiaries are, and the Stations owned and/or operated by them are, and all material properties, equipment and systems to be added in connection with any contemplated Station expansion or construction will be, in a condition sufficient for the operation thereof in accordance with the past practice of the Station in question, and are and will be in compliance with all applicable standards, rules or requirements imposed by (a) any governmental agency or authority, including, without limitation, the FCC and (b) any FCC License, in each case except where such noncompliance or condition would not reasonably be expected to result in a Material Adverse Effect.

(ff) Each of the Company and its subsidiaries has good and marketable (i) fee title to all of the real properties and (ii) title to all of the other properties and assets reflected as owned in the financial statements referred to in Section 1(aa) hereof, in each case free and clear of any Liens and other defects, except for Permitted Liens (as such term is defined in the Disclosure Package and the Final Memorandum) except for such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, the Guarantors or any of their respective subsidiaries and other than those currently granted pursuant to the Company and the Guarantors’ existing credit facilities. The real property, improvements, equipment and personal property held under lease by the Company, the Guarantors and any of their respective subsidiaries are held under valid and enforceable leases, with such exceptions as would not, individually or in the aggregate, have a material adverse effect on the use or proposed use of such real property, improvements, equipment or personal property by the Company, the Guarantors or any of their respective subsidiaries.

(gg) Each of the Company and its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(hh) Neither the Company nor any of its subsidiaries is in violation or default of (i) any provision of its charter or bylaws or comparable constituting documents; (ii) with only such exceptions as would have no Material Adverse Effect, the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, (including, without limitation, the Communications Laws), judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency (including, without limitation, the FCC), governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default by the Company or any of its subsidiaries under any such document or instrument or result in the imposition of any penalty or the acceleration of any indebtedness, with only such exceptions as would have no Material Adverse Effect.

(ii) As of the date hereof and as of the Closing Date, immediately prior to and immediately following the consummation of the transactions contemplated by this Agreement, each of the Company and the Guarantors is and will be Solvent. None of the Company or the Guarantors is contemplating the filing of a petition by it under any bankruptcy or insolvency laws or the liquidating of all or a substantial portion of its property, and neither the Company nor any Guarantor has any knowledge of any person contemplating the filing of any such petition against it. As used herein, “Solvent” shall mean, for any person on a particular date, that on such date (A) the fair value of the property of such person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such person, (B) the present fair salable value of the assets of such person is not less than the amount that will be required to pay the probable liability of such person on its debts as they become absolute and matured, (C) such person does not intend to, and does not believe that it will, incur debts and liabilities beyond such person’s ability to pay as such debts and liabilities mature, (D) such person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such person’s property would be found to constitute unreasonably small capital and (E) such person is able to pay its debts as they become due and payable.

(jj) Except as described in the section entitled “Plan of Distribution” in the Preliminary Memorandum and Final Memorandum, there are no contracts, agreements or understandings between the Company or any of its subsidiary and any other person other than the Initial Purchasers pursuant to this Agreement that would give rise to a valid claim against the Company, any such subsidiary or Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the issuance, purchase and sale of the Securities.

(kk) The statistical and market-related data included in the Disclosure Package and the Final Memorandum are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(ll) There are no transactions between the Company and its Affiliates and concerning material contracts, agreements, covenants, indentures, loans, mortgages, leases or other agreements or instruments material to the Company and its Affiliates that would be required to be described in a prospectus included in a registration statement filed under the Act that have not been described in the Disclosure Package and the Final Memorandum or incorporated by reference therein, and any such descriptions thereof are accurate and complete in all material respects.

(mm) Each of McGladrey & Pullen, LLP and PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Disclosure Package and the Final Memorandum, is an independent registered public accounting firm within the meaning of the Act, the Exchange Act and the rules of the Public Company Accounting Oversight Board, and any non-audit services provided by either firm to the Company or any of the Guarantors have been approved by the Audit Committee of the Board of Directors of the Company.

(nn) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale of the Securities.

(oo) The Company has filed all applicable tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith, that has been validly extended or as would not have a Material Adverse Effect and except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(pp) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect and except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(qq) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated in the Disclosure Package or the Final Memorandum (in each case, exclusive of any amendment or supplement thereto).

(rr) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all material policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments; there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has been refused any material insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(ss) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its subsidiaries’ internal controls over financial reporting are effective and the Company and its subsidiaries are not aware of any material weakness in their internal control over financial reporting, except as may be disclosed in the Disclosure Package, the Final Memorandum and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) and such disclosure controls and procedures are effective.

(tt) The Company and its subsidiaries: (i) are in compliance with the Communications Laws and all applicable laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws and Communications Laws and have made all required filings with and submitted required notices to, all governmental or regulatory authorities (including, without limitation, the FCC) and self-regulatory organizations and all courts and other tribunals as are necessary to own, lease, license and operate their respective properties and to conduct their respective businesses, and (iii) have not received notice of any actual or potential liability under any Environmental Law or Communications Law, or, if the Company or its subsidiaries have received notice of any actual or potential liability under any Environmental Law or Communications Law, the Company and its license-holding subsidiaries have materially complied with the terms thereof, except, in each of the clauses above, where such non-compliance with Environmental Laws or Communications Laws, or failure to obtain required permits, licenses or other approvals or to submit required filings or notices would not, individually or in the aggregate, have a Material Adverse Effect, and except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto). Except as set forth in the Disclosure Package and the Final Memorandum, neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(uu) Except as disclosed in the Disclosure Package and the Final Memorandum, (i) each material Authorization is valid and in full force and effect, with no conditions, restrictions or qualifications (other than those applicable generally to holders of broadcast television and radio station licenses from the FCC) and the Company and its license-holding subsidiaries are in compliance in all material respects with all the respective terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and (ii) no event has occurred (including, without limitation, the receipt of any notice of proceedings or other notice from any authority or governing body) that allows or, after notice or lapse of time or both, would allow or, if determined adversely to the Company or any of its subsidiaries, would result in, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization. The Company and/or its subsidiaries are the holders of the Authorizations issued by the FCC for each of the domestic television stations and radio stations identified as being owned by the Company and/or its subsidiaries in the Disclosure Package and the Final Memorandum and such stations represent all of the Stations owned by the Company and/or its subsidiaries.

(vv) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) that has been established or maintained by the Company and/or one or more of its subsidiaries, and the trust forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified; each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; neither the Company nor any of its subsidiaries maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1)

of ERISA) that provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and neither the Company nor any of its subsidiaries has incurred or could reasonably be expected to incur any withdrawal liability under Section 4201 of ERISA, any liability under Section 4062, 4063 or 4064 of ERISA, or any other liability under Title IV of ERISA.

(ww) The subsidiaries listed on Schedule VI attached hereto are the only “significant subsidiaries” of the Company (as defined in Rule 1-02 of Regulation S-X).

(xx) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(yy) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, Named Executive Officer or Affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(zz) Neither the Company nor any of its subsidiaries (or any agent thereof acting on their behalf) has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect, or as the same may hereafter be in effect, on the Closing Date.

(aaa) There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(bbb) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, Named Executive Officer or Affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and, to the knowledge of the Company, its Affiliates have conducted their businesses in compliance with the FCPA.

(ccc) Any certificate signed by any officer of the Company or the Guarantors and delivered to the Representative or counsel for the Initial Purchasers in connection with the offering of the Securities shall be deemed a representation and warranty by the Company or the Guarantors, as applicable, as to matters covered thereby, to each Initial Purchaser.

The Company and each Guarantor acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 6 of this Agreement, counsel to the Company and the Guarantors and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Company and each Guarantor hereby consents to such reliance.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.003% of the principal amount thereof, plus accrued interest, if any, from July 22, 2010 to the Closing Date, the principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on July 27, 2010, or at such time on such later date not more than three Business Days after the foregoing date as the Representative shall designate, which date and time may be postponed by agreement between the Representative and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representative of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representative shall otherwise instruct not less than three (3) Business Days before the Closing Date.

4. Offering by Initial Purchasers.

(a) Each Initial Purchaser acknowledges that the Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons as defined in Regulation S (“U.S. persons”), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act.

(b) Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company that:

(i) it has not offered or sold, and will not offer or sell, any Securities within the United States or to, or for the account or benefit of, U.S. persons (x) as part of their distribution at any time or (y) otherwise until 40 days after the later of the commencement of the offering and the Closing Date except:

(A)	to those it reasonably believes to be “qualified institutional buyers” (as defined in Rule 144A under the Act) or

(B)	in accordance with Rule 903 of Regulation S;

(ii) neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States;

(iii) in connection with each sale pursuant to Section 4(b)(i)(A), it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale may be made in reliance on Rule 144A;

(iv) neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities;

(v) it is an “accredited investor” (as defined in Rule 501(a) of Regulation D);

(vi) it has complied and will comply with the offering restrictions requirement of Regulation S;

(vii) at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(b)(i)(A) of this Agreement), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period (within the meaning of Regulation S) a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.”

5. Agreements. The Company agrees with each Initial Purchaser that:

(a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in Section 5(c) below, as many copies of the materials contained in the Disclosure Package and the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

(b) The Company will prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, in the form approved by you and attached as Schedule II hereto.

(c) The Company will not amend or supplement the Disclosure Package or the Final Memorandum other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior written consent of the Representative (which consent shall not be unreasonably withheld, delayed or conditional); provided, however, that prior to the completion of the distribution of the Securities by the Initial Purchasers (as defined by the Initial Purchasers), the Company will not file any document under the Exchange Act that is incorporated by reference in the Disclosure Package or the Final Memorandum unless, prior to such proposed filing, the Company has furnished the Representative with a copy of such document for their review and has consulted with the Representative and with counsel for the Initial Purchasers regarding the content of such document. The Company will promptly advise the Representative when any document filed under the Exchange Act that is incorporated by reference in the Disclosure Package or the Final Memorandum shall have been filed with the Commission.

(d) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representative), any event occurs as a result of which the Disclosure Package or the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made or the circumstances then prevailing, not misleading, or if it should be necessary to amend or supplement the Disclosure Package or the Final Memorandum to comply with applicable law, the Company will promptly (i) notify the Representative of any such event; (ii) subject to the requirements of Section 5(c), prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any supplemented or amended Disclosure Package or Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

(e) Without the prior written consent of the Representative, the Company has not given and will not give to any prospective purchaser of the Securities any written information concerning the offering of the Securities other than materials contained in the Disclosure Package, the Final Memorandum or any other offering materials prepared by or with the prior written consent of the Representative.

(f) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Representative may designate (including Japan and certain provinces of Canada) and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representative of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(g) The Company will not, and will not permit any of its Affiliates to, resell any Securities that have been acquired by any of them.

(h) None of the Company, its Affiliates, or any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act, it being understood that the Company makes no agreement in this paragraph (h) regarding the conduct of the Initial Purchasers.

(i) None of the Company, its Affiliates, or any person acting on its or their behalf will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and each of them will comply with the offering restrictions requirement of Regulation S (it being understood that the Company makes no agreement in this paragraph (i) regarding the conduct of the Initial Purchasers).

(j) None of the Company, its Affiliates, or any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States, it being understood that the Company makes no agreement in this paragraph (j) regarding the conduct of the Initial Purchasers.

(k) For so long as any of the Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Company, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, will provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

(l) The Company will cooperate with the Representative and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(m) Each of the Securities will bear, to the extent applicable, the legend contained in “Notice to Investors” in the Preliminary Memorandum and the Final Memorandum for the time period and upon the other terms stated therein.

(n) The Company will not for a period of 90 days following the Execution Time, without the prior written consent of the Representative offer, sell, contract to sell, pledge, otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Affiliate of the Company or any person in privity with the Company or any Affiliate of the Company), directly or indirectly, or announce the offering, of any debt securities issued or guaranteed by the Company (other than the Securities).

(o) The Company will not take, directly or indirectly, any action designed to, or that has constituted or that might reasonably be expected to, cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(p) The Company will, for a period of twelve months following the Execution Time, furnish to the Representative (i) all reports or other communications (financial or other) generally made available to its shareholders, and deliver such reports and communications to the Representative as soon as they are available, unless such documents are furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed and generally made available to the public and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request (such statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders).

(q) The Company will comply with all applicable securities and other laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with such laws, rules and regulations.

(r) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture, and the Registration Rights Agreement and the issuance of the Securities and the Exchange Securities and the fees of the Trustee; (ii) the preparation, printing or reproduction of the materials contained in the Disclosure Package and the Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the materials contained in the Disclosure Package and the Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities and the Exchange Securities; (iv) the preparation, printing, authentication, issuance and delivery of the Securities and the Exchange Securities; (v) any stamp or transfer taxes in connection with the original issuance and sale of the Securities and the Exchange Securities; (vi) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities and the Exchange Securities; (vii) any registration or qualification of the Securities and the Exchange Securities for offer and sale under the securities or blue sky laws of the several states, Japan, the provinces of Canada and any other jurisdictions specified pursuant to Section 5(f) (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (viii) the transportation and other expenses incurred by or on behalf of Company representatives and the Initial Purchasers in connection with presentations to prospective purchasers of the Securities and the Exchange Securities; (ix) any fees charged by securities rating services for rating the Securities and the Exchange Securities; (x) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Guarantors; (xi) the fees and expenses of the Trustee, the Collateral Trustee and the Escrow Agent, including the fees and disbursements of counsel for each in connection with the Indenture, the Securities, the Exchange Securities, the Security Documents, the Pledge Agreement and the Intercreditor Agreement; (xii) all fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by the Company, the Guarantors or the Initial Purchasers in connection with the preparation of any intercreditor agreement and any security documents relating to the Collateral and any other documentation related to the foregoing, the perfection of the security interests in such Collateral and any and all title insurance premiums, recording costs and taxes, filing fees and local counsel’s fees incurred in connection with such Collateral; (xiii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the Financial Industry Regulatory Authority, Inc., if any, of the terms of the sale of the Securities or the Exchange Securities and (xiv) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties of the Company and the Guarantors contained herein at the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Guarantors made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their obligations hereunder and to the following additional conditions:

(a) The Company shall have requested and caused (i) Foley & Lardner LLP, counsel for the Company and the Guarantors, to furnish to the Initial Purchasers its opinion, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibit A hereto, subject to customary qualifications, assumptions and exceptions; and (ii) Thompson Hine LLP, FCC counsel for the Company, to furnish to the Initial Purchasers its opinion, dated the Closing Date and addressed to the Initial Purchasers, substantially in the form of Exhibit B hereto, subject to customary qualifications, assumptions and exceptions.

In rendering such opinions, such counsels may rely (A) as to matters involving the application of laws of any jurisdiction other than the jurisdiction of incorporation of the Company, the State of New York, the State of California or the federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Guarantors and public officials. References to the Disclosure Package, the Preliminary Memorandum and the Final Memorandum in this Section 6(a) include any amendment or supplement thereto at the Closing Date.

(b) The Initial Purchasers shall have received from Shearman & Sterling LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Initial Purchasers, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Disclosure Package, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Initial Purchasers may reasonably require, and the Company and the Guarantors shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(c) The Company and each Guarantor shall have furnished to the Initial Purchasers a certificate of the Company and each Guarantor satisfactory to the Initial Purchasers, signed by (x) the Chairman of the Board or the Chief Executive Officer and (y) the Chief Financial Officer of the Company and each Guarantor, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Disclosure Package and the Final Memorandum, any supplements or amendments thereto, and this Agreement and that:

(i) the representations and warranties of the Company and each of the Guarantors in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and each of the Guarantors have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and

(ii) since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(d) At the Execution Time and on the Closing Date, McGladrey & Pullen, LLP and PricewaterhouseCoopers LLP shall have furnished to the Initial Purchasers, at the request of the Company, letters, dated respectively as of the Execution Time and as of the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company and its consolidated subsidiaries contained or incorporated by reference in the Disclosure Package and the Final Memorandum, provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three Business Days prior to such Closing Date.

(e) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Disclosure Package (exclusive of any amendment or supplement thereto) and the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been (i) any material change or decrease specified in the letter or letters referred to in paragraph (d) of this Section 6; or (ii) any Material Adverse Effect relating to the Company and its subsidiaries, except as set forth in or contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(f) The Securities shall be eligible for clearance and settlement through The Depository Trust Company.

(g) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(h) Prior to the Closing Date, the Company and the Guarantors shall have furnished to the Representatives such further information, certificates and documents as the Representative may reasonably request.

(i) On or before the Closing Date, the New Credit Facility shall have been executed and delivered by the parties thereto, the closing conditions to each agreement thereunder shall have been satisfied and each such agreement shall have been consummated. To the extent reasonably requested, the Initial Purchasers shall have received copies of all material documents and agreements entered into and received in connection with the entering into of the New Credit Facility and the application of proceeds therefrom together with the proceeds of the offering of the Securities to repay in full all outstanding amounts under the Company’s existing senior credit facility, including documents evidencing termination of any liens or security interests in favor of the lenders under the Company’s existing senior credit facility.

(j) At the Closing date, the Security Documents, in the form and substance reasonably satisfactory to the Initial Purchasers, shall have been duly executed and delivered by the Company and the Guarantors (to the extent each is a party thereto), will conform to the descriptions thereof contained in the Disclosure Package and the Final Memorandum and are effective to create in favor of the Collateral Trustee a legal, valid and enforceable first priority security interest in all right, title and interest of the Company and the Guarantors in the Collateral, subject to Permitted Liens (as such term is defined in the Disclosure Package and the Final Memorandum); provided that deposit account control agreements and other Security Documents might be executed and delivered after the Closing Date, if the Collateral Trustee so agrees.

(k) The Company and the Guarantors shall have executed and delivered the Registration Rights Agreement, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received executed counterparts thereof.

(l) The Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, in form and substance reasonably satisfactory to the Initial Purchasers, and the Initial Purchasers shall have received an executed copy thereof.

(m) The Representative shall have obtained evidence and assurance satisfactory to it that, except as otherwise permitted under the Security Documents or the Indenture, concurrently with the issuance of the Securities and the application of the proceeds thereof, the Collateral Trustee shall have a valid and perfected first-priority security interest in all right, title and interest of the Company and the Guarantors in and to the Collateral described in the Security Documents to the extent liens on such Collateral can be perfected by the filing of financing statements, possession or filings with the United States Patent and Trademark Office or the United States Copyright Office.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 will be delivered at the office of counsel for the Initial Purchasers, at 599 Lexington Avenue, New York, NY 10022, on the Closing Date.

7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally through the Representative on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution.

(a) Each of the Company and each Guarantor, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, Affiliates and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Final Memorandum, any Issuer Written Information or any other written information used by or on behalf of the Company or any

Guarantor in connection with the offer or sale of the Securities, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that neither the Company nor any Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum or the Final Memorandum, Issuer Written Information or any other written information referred to above, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or any Guarantor by or on behalf of any Initial Purchaser through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company or any Guarantor may otherwise have.

(b) Each Initial Purchaser severally, and not jointly, agrees to indemnify and hold harmless the Company, each Guarantor, each of its directors, each of its officers, and each person who controls the Company or any Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company or any Guarantor by or on behalf of such Initial Purchaser through the Representative specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto), Issuer Written Information or any other written information referred to in Section 8(a). This indemnity agreement will be in addition to any liability that any Initial Purchaser may otherwise have. The Company and each Guarantor acknowledge that (i) the statements set forth in the last paragraph of the cover page (regarding delivery of the Securities) and (ii) under the heading “Plan of Distribution,” the 8th paragraph (related to stabilization, syndicate covering transactions and penalty bids) in the Preliminary Memorandum and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum or in any amendment or supplement thereto.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the material prejudice to the indemnifying party and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Company and the Guarantors, on the one hand, and one or more of the Initial Purchasers, on the other, severally, may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and by the Initial Purchasers, on the other, from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantors and the Initial

Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company or any Guarantor within the meaning of either the Act or the Exchange Act and each officer and director of the Company or any Guarantors shall have the same rights to contribution as the Company and such Guarantor, subject in each case to the applicable terms and conditions of this paragraph (d). The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Securities they have purchased hereunder, and not joint.

9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, then this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representative shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to payment (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange; (ii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representative, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Guarantors or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any Guarantor or their respective officers or any of the indemnified persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telefaxed and confirmed to them, to Citigroup General Counsel (fax no.: (212) 816-7912) and confirmed to Citigroup at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Entravision Communications Corporation Chairman and Chief Executive Officer (fax no.: (310) 449-1306) and confirmed to Entravision Communications Corporation at 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, CA 90404, Attention: Chairman and Chief Executive Officer, with a copy to Entravision Communications Corporation at 2425 Olympic Boulevard, Suite 6000 West, Santa Monica, CA 90404, Attention: General Counsel.

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified persons referred to in Section 8 hereof and their respective successors, and, except as expressly set forth in Section 5(j) hereof, no other person will have any right or obligation hereunder.

14. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantors and the Initial Purchasers, or any of them, with respect to the subject matter hereof.

15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

16. Waiver of Jury Trial. The Company and each Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17. No Fiduciary Duty. Each of the Company and each Guarantor hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchasers and any Affiliate through which it may be acting, on the other, (b) the Initial Purchasers are acting as principal and not as an agent or fiduciary of the Company or any Guarantor and (c) the Company’s engagement of the Initial Purchasers in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company and each Guarantor agree that they are solely responsible for making their own judgments in connection with the offering (irrespective of whether any of the Initial Purchasers has advised or is currently advising the Company or any Guarantor on related or other matters). Each of the Company and each Guarantor agree that they will not claim that the Initial Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company or any Guarantor, in connection with such transaction or the process leading thereto.

18. Waiver of Tax Confidentiality. Notwithstanding anything herein to the contrary, purchasers of the Securities (and each employee, representative or other agent of a purchaser) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of any transaction contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to the purchasers of the Securities relating to such U.S. tax treatment and U.S tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

19. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

20. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

21. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Preliminary Memorandum, as amended or supplemented at the Execution Time, (ii) the final term sheet prepared pursuant to Section 5(b) hereto and in the form attached as Schedule II hereto and (iii) any Issuer Written Information.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Issuer Written Information” shall mean any writings in addition to the Preliminary Memorandum that the parties expressly agree in writing to treat as part of the Disclosure Package.

“Material Adverse Effect” shall mean a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company or its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

“Named Executive Officer” shall mean each of Walter F. Ulloa, Philip C. Wilkinson, Christopher T. Young, Jeffrey A. Liberman and John F. DeLorenzo.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Regulation S-X” shall mean Regulation S-X under the Act.

“Rule 144A” shall mean Rule 144A under the Act.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Initial Purchasers.

Very truly yours,

Entravision Communications Corporation

By:	/s/ Walter F. Ulloa
	Name:	Walter F. Ulloa
	Title:	Chairman and CEO

Arizona Radio, Inc.

Aspen FM, Inc.

Channel Fifty-Seven, Inc.

Diamond Radio, Inc.

Entravision San Diego, Inc.

Entravision-Texas L.P., Inc.

Latin Communications Group Inc.

Los Cerezos Television Company

The Community Broadcasting Company of San Diego, Incorporated

Vista Television, Inc.

Z-Spanish Media Corporation

in each case,

By:	/s/ Walter F. Ulloa
	Name:	Walter F. Ulloa
	Title:	Director

By:	/s/ Philip C. Wilkinson
	Name:	Philip C. Wilkinson
	Title:	Director

of each of the Initial Guarantors set forth above

Entravision-Texas Limited Partnership

By:	Entravision-Texas G.P., LLC
Its:	General Partner
	By:	Entravision-Texas L.P., Inc.
	Its:	Sole Member

By:	/s/ Walter F. Ulloa
	Name:	Walter F. Ulloa
	Title:	Chairman and CEO

Entravision-Texas G.P., LLC

By:	Entravision-Texas L.P., Inc.
Its:	Sole Member

By:	/s/ Walter F. Ulloa
	Name:	Walter F. Ulloa
	Title:	Chairman and CEO

Entravision Communications Company, L.L.C.

By:	Entravision Communications Corporation
Its:	Managing Member

By:	/s/ Walter F. Ulloa
	Name:	Walter F. Ulloa
	Title:	Chairman and CEO

Entravision Holdings, LLC

By:	Entravision Communications Corporation
Its:	Sole Member

By:	/s/ Walter F. Ulloa
	Name:	Walter F. Ulloa
	Title:	Chairman and CEO

Entravision, L.L.C.

By:	Entravision Communications Company, L.L.C.
Its:	Sole Member

By:	/s/ Walter F. Ulloa
	Name:	Walter F. Ulloa
	Title:	Chairman and CEO

Entravision-El Paso, L.L.C.

By:	Entravision Communications Company, L.L.C.
Its:	Managing Member

By:	/s/ Walter F. Ulloa
	Name:	Walter F. Ulloa
	Title:	Chairman and CEO

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Citigroup Global Markets Inc.

By:	/s/ Matthew S. Burke
	Name:	Matthew S. Burke
	Title:	Vice President

For itself and the other several Initial Purchasers named in Schedule I to the foregoing Agreement